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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 6, 1995

                          BATTLE MOUNTAIN GOLD COMPANY
             (Exact name of registrant as specified in its charter)

         Nevada                         1-9666                  76-0151431
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

            333 Clay Street
               42nd Floor                                77002
             Houston, Texas                            (Zip Code)
   (Address of principal executive offices)

        Registrant's telephone number, including area code: 713/650-6400

                                      NONE
         (Former name or former address, if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On January 6, 1995, the Finance and Audit Committee of the Board of Directors of the Company approved the engagement of Price Waterhouse LLP as the Company's independent auditors for the year ending December 31, 1995, to replace the firm of Arthur Andersen LLP. The termination by the Company of the engagement of Arthur Andersen LLP will be effective upon the completion of the current audit for the year ended December 31, 1994, and the filing of the Company's Annual Report on Form 10-K for such year.

         The reports of Arthur Andersen LLP on the Company's consolidated financial statements for the years ended December 31, 1992 and 1993, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than as discussed below. The report of Arthur Andersen LLP on the Company's consolidated financial statements for the year ended December 31, 1992 was modified to make reference to the Company's adoption of Statement of Financial Accounting Standards No. 109 and Statement of Financial Accounting Standards No. 106 issued by the Financial Accounting Standards Board, which caused a change in its methods of accounting for income taxes and postretirement benefits other than pension plans, respectively.

         During the years ended December 31, 1993 and 1994, and the subsequent interim period through January 6, 1995, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in their report.

         The Company has requested Arthur Andersen LLP to furnish the Company a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen LLP agrees with the above statements. A copy of that letter, dated January 12, 1995, is filed as Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

         16.   Letter dated January 12, 1995, from Arthur Andersen LLP.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Battle Mountain Gold Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BATTLE MOUNTAIN GOLD COMPANY

Date:  January 12, 1995                 By:   /s/ R. DENNIS O'CONNELL
                                             R. Dennis O'Connell, Vice President
                                             Finance and Chief Financial Officer
                                             (Principal Financial and Chief
                                             Accounting Officer)

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